UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2009



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2009


                      USAA PRECIOUS METALS AND MINERALS FUND




[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

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     ANNUAL REPORT
     USAA PRECIOUS METALS AND MINERALS FUND
     FUND SHARES o INSTITUTIONAL SHARES
     MAY 31, 2009

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FUND OBJECTIVE

LONG-TERM CAPITAL APPRECIATION AND TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL AGAINST INFLATION.

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TYPES OF INVESTMENTS

Normally invests at least 80% of the Fund's assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                               7

INVESTMENT OVERVIEW                                                           11

FINANCIAL INFORMATION

   Distributions to Shareholders                                              19

   Report of Independent Registered Public Accounting Firm                    20

   Portfolio of Investments                                                   21

   Notes to Portfolio of Investments                                          24

   Financial Statements                                                       26

   Notes to Financial Statements                                              29

EXPENSE EXAMPLE                                                               48

ADVISORY AGREEMENT                                                            50

TRUSTEES' AND OFFICERS' INFORMATION                                           56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2009, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"... DESPITE THESE HEADWINDS, SELECTIVE
OPPORTUNITIES REMAIN IN THE FINANCIAL            [PHOTO OF CHRISTOPHER W. CLAUS]
MARKETS ..."

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JUNE 2009

As I write to you, investors have plenty to celebrate. Stocks are well off their March lows while corporate and municipal bonds have staged impressive rallies. The extraordinary flight to quality, which drove Treasury yields to historic lows, began to ease. As investors seek out other asset classes, the air is leaving the Treasury bubble, sending prices down and yields up.

All in all, I think we've seen the worst of the investment market declines, and I would be surprised if we retested the market lows. That's the good news. But there is bad news, too. Despite some signs of improvement, the U.S. economy remains in recession. The road to recovery is likely to be long and difficult.

Here are a few of my concerns:

o The government has increased its spending to bail out troubled companies and to stimulate economic growth. No one knows if the expenditures will have the desired effect, but they are certainly adding to the federal deficit. The government has had to borrow, mainly by selling Treasury securities. The more it borrows, the higher the interest rate investors will demand, which will drive up the cost of debt and could bring on a bout of inflation.

o From all indications, the U.S. unemployment rate could reach 10%. It is likely to remain elevated through 2010, keeping the lid on consumer spending which is still the backbone of America's economy.

o Home prices continued to fall during the reporting period, but the decline appears to have slowed at period end. In certain regions, prices may even be reaching a bottom. The wild card: foreclosures resulting from bankruptcies and unemployment. I don't expect house prices to stabilize,

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2  | USAA PRECIOUS METALS AND MINERALS FUND
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   at least in some markets, until the number of foreclosures drop and the market absorbs the existing supply of foreclosed houses.

o In the wake of the financial crisis, consumers have increased their saving. Instead of spending more than they make, they are by necessity spending less. Reflecting that reality, U.S. economic growth may be more modest in the future. Corporate earnings, which drive stock prices, are also likely to moderate.

Despite these headwinds, selective opportunities remain in the financial markets. As of this writing, lower-quality stocks have generally outperformed high-quality stocks. I expect to see a change over the coming months, with higher-quality names coming to the fore. Companies with strong balance sheets, good cash flow, effective management teams, and strong earnings growth potential are the stocks our equity subadvisers favor.

Some exposure to commodities, such as gold, also could be advantageous, especially as a hedge against inflation. Elsewhere, the emerging markets may be a source of long-term value. Many emerging nations have growing economies, which are less vulnerable to global downturns than in the past.

Meanwhile, our fixed-income team continues to find select opportunities in the tax-exempt and corporate bond markets as well as among asset-backed securities. Municipals could become even more attractive if federal and state income taxes increase.

From all of us at USAA Investment Management Company, we appreciate the opportunity to help you with your investment needs. We are proud to provide you with what we consider an excellent value -- some of the industry's top investment talent, first-class service, and pure no-load mutual funds.

Thank you for the trust you have placed in us.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Mutual fund operating expenses apply and continue throughout the life of the fund.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF MARK JOHNSON]                       [PHOTO OF DAN DENBOW]

MARK JOHNSON, CFA                             DAN DENBOW, CFA
USAA Investment Management Company            USAA Investment Management Company

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o  HOW DID THE FUND PERFORM?

   For the one-year period ended May 31, 2009, the USAA Precious Metals and Minerals Fund Shares had a total return of -4.26%. This compares to returns of -13.13% for the Lipper Gold-Oriented Funds Index, -32.55% for the S&P 500(R) Index, 10.13% for London Gold, and -10.85% for the Philadelphia Gold & Silver Index (XAU).

   The Fund's long-term track record is stellar. Its performance ranks first among all gold-oriented funds tracked by Lipper for the three-, five-, and 10-year periods ended May 31, 2009. In October 2008, Dan Denbow joined 15-year manager Mark Johnson as co-manager of the Fund.

o WOULD YOU BEGIN BY PUTTING THE FUND'S PERFORMANCE DURING THE REPORTING YEAR IN PERSPECTIVE?

   When we last reported to shareholders at the end of November 2008, the Fund's semiannual return was -47.16%. In a period when the word "crisis" was applicable every single day, the different drivers of the price of gold were rocked by volatility. As a commodity, gold reacted

   Refer to pages 13 and 16 for benchmark definitions.

   Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

   Past performance is no guarantee of future results.

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4  | USAA PRECIOUS METALS AND MINERALS FUND
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   to the spike, collapse, and subsequent recovery in commodity prices. As a currency proxy, gold reflected growing concerns that governments -- most importantly in the United States -- will attempt to inflate their way out of the crisis. Its "safe haven" characteristics also moved to the fore at different points. The result was extreme price volatility; gold began the reporting year at $885.75 an ounce, hit a low of $712.50 on October 24, 2008, peaked at $989.00 on February 20, 2009, and ended the period at $975.50.

   We've often written that the Fund's principal purpose is diversification, a job we believe it did very well during the reporting period. Its returns tend to be uncorrelated with other USAA fund offerings, which means that a small investment in the Fund can have a disproportionately large, positive impact on an overall portfolio's diversification characteristics and performance.

o  WHAT LED TO THE FUND'S STRONG PERFORMANCE RELATIVE TO ITS PEER GROUP?

   Stock selection was the primary driver, with most of the relative gains coming as a result of our decisions in the darkest days of the financial crisis. The stock prices of some mining companies we have followed for years became extremely attractive, particularly some of the smaller firms, so we brought down cash levels and deployed additional assets to take advantage. This really drove performance through the rest of the period. In terms of how we were allocated among precious metals and minerals, we were actually light on gold at certain times when it outperformed, but our ability to be nimble and take advantage of dislocation was a net positive.

o WHICH OF THE DRIVERS YOU SPOKE OF DO YOU EXPECT WILL BE MOST IMPORTANT MOVING FORWARD?

   We are bullish over any time horizon based on how gold has behaved in the past, with the obvious caveat that gold is a highly volatile

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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   asset class. Over the short term, we expect a lower dollar (and a higher gold price) due to the massive liquidity being pumped into the system by the Federal Reserve and a rising federal budget deficit. The same holds true for the intermediate term, as we expect the government to be slow to react to early signs of inflation due to fears of a double-dip recession. Long term, we point to the demographic time bomb posed by aging populations and expensive social security and medical care programs in the United States, Europe, and Japan. There are a limited number of solutions, which include reneging on commitments, raising taxes, cutting programs, or inflating their way out of the problem. We expect a combination, with inflating being the easiest way to go. Rising inflation is good for gold.

o HOW WAS THE FUND ALLOCATED AMONG PRECIOUS METALS AND MINERALS AT THE END OF THE REPORTING YEAR?

   Gold-mining firms represented 79.8% of the Fund, platinum was 8.2%, silver was 6.5%, and cash was 4.6%. We had zero exposure to base metals, having exited copper when the price rose dramatically late in the period in response to China's decision to store it for future use.

o  DO YOU HAVE ANY FINAL MESSAGE TO SHAREHOLDERS?

   The reporting year revealed the benefits of active management in volatile markets. We thank shareholders for your perseverance and encourage you to be diversified. We believe the Fund has earned a place in members' portfolios, both due to past performance and its diversification benefits, but it should be used within the context of an overall asset allocation that fits with your unique time horizon and risk tolerance.

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6  | USAA PRECIOUS METALS AND MINERALS FUND
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FUND RECOGNITION

USAA PRECIOUS METALS AND MINERALS FUND SHARES

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                         OVERALL MORNINGSTAR RATING(TM)
                   out of 61 specialty - precious metals funds
                       for the period ended May 31, 2009:

                                 OVERALL RATING
                                     * * * *

                                     3-YEAR
                                     * * * *
                                 out of 61 funds

                                     5-YEAR
                                     * * * *
                                 out of 58 funds

                                     10-YEAR
                                     * * * *
                                 out of 36 funds

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings are based on risk-adjusted returns.

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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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                                                           FUND RECOGNITION |  7
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                             TOP FUNDS OVER 5 YEARS

The American Association of Individual Investors (AAII) included the USAA Precious Metals and Minerals Fund among "The Top Funds Over 5 Years: Surviving the Claws of a Bear Market." The Fund was among five USAA funds recognized in the AAII Journal April 2009 issue for beating their peer groups based on five-year annualized total returns over a five-year period ended December 31, 2008.

AAII is an independent nonprofit association whose purpose is to help its members become effective managers of their own assets through programs of education, information, and research. In its 28th Edition, 2009, of The Individual Investor's Guide to the Top Mutual Funds, AAII ranked mutual funds during the period 2004-2008. To be rated a top fund, no-load and low-load mutual funds open to new investors must have beaten their peer group benchmarks on a five-year annualized total return basis. Past performance is no guarantee of future results. Go to www.AAII.com for more information.

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8  | USAA PRECIOUS METALS AND MINERALS FUND
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[LOGO OF LIPPER [LOGO OF LIPPER [LOGO OF LIPPER [LOGO OF LIPPER [LOGO OF LIPPER
  FUND AWARDS     FUND AWARDS     FUND AWARDS     FUND AWARDS     FUND AWARDS
    US 2009]        US 2008]        US 2007]        US 2006]        US 2005]

FOR THE FIFTH YEAR IN A ROW, LIPPER INC. HAS RECOGNIZED THE USAA PRECIOUS METALS AND MINERALS FUND AS BEST IN ITS CATEGORY FOR CONSISTENT RETURN:

                          LIPPER FUND AWARDS 2005-2009

Lipper named the Fund Shares "Best Fund Over 10 Years" for Consistent Return in the Gold Oriented Funds category for the 10-year periods ended December 31, 2008, 2007, 2006, 2005, and 2004. The Precious Metals and Minerals Fund was chosen among 28 Gold Oriented Funds for the 10-year period ended December 31, 2008, among 24 Gold Oriented Funds for the 10-year period ended December 31, 2007, among 23 Gold Oriented Funds for the 10-year period ended December 31, 2006, among 21 Gold Oriented funds for the 10-year period ended 2005, and among 19 Gold Oriented Funds for the 10-year period ended 2004.

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For the three- and five-year periods ended December 31, 2008, the Fund was ranked 4 of 50 and 5 of 48 Gold Oriented funds, respectively. For the three- and five-year periods ended December 31, 2007, the Fund was ranked 6 of 50 and 2 of 44 Gold Oriented funds, respectively. For the three- and five-year periods ended December 31, 2006, the Fund was ranked 3 of 49 and 4 of 38 Gold Oriented funds, respectively. For the three- and five-year periods ended December 31, 2005, the Fund was ranked 2 of 46 and 1 of 34 Gold Oriented funds, respectively. For the three- and five-year periods ended December 31, 2004, the Fund was ranked 8 of 39 and 2 of 30 Gold Oriented funds, respectively. The Lipper Fund Awards program highlights funds that have excelled in delivering consistently strong risk-adjusted performance, relative to peers. The Lipper Fund Awards are awarded to funds in 21 countries in Asia, Europe, and the Americas. Lipper designates award-winning funds in most individual classifications for the three-, five-, and 10-year periods. In addition, the Lipper Fund Awards program spotlights fund families with high average scores for all funds within a particular asset class or overall. Past performance is no guarantee of future results.

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                            LIPPER LEADERS (OVERALL)

                               [5]              [5]
                          TOTAL RETURN      CONSISTENT
                                              RETURN

The Precious Metals and Minerals Fund Shares are listed as a Lipper Leader for Total Return and Consistent Return among 53 and 52 funds, respectively, within the Lipper Gold Oriented Funds category for the overall period ended May 31, 2009. The Fund Shares received a Lipper Leader rating for Total Return among 53, 48, and 29 funds for the three-, five-, and 10-year periods, respectively, and for Consistent Return among 52, 48, and 29 funds for the three-, five-, and 10-year periods, respectively. Lipper ratings for Total Return reflect funds' historical total return performance relative to peers as of May 31, 2009. Lipper ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers as of May 31, 2009.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return and Consistent Return metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2009, Reuters, All Rights Reserved.

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INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES
(Ticker Symbol: USAGX)

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                                           5/31/09                  5/31/08
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Net Assets                            $1,261.0 Million          $1,214.0 Million
Net Asset Value Per Share                  $29.49                    $35.52

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/09
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    1 YEAR                           5 YEARS                       10 YEARS
    -4.26%                            23.21%                        23.91%

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                                 EXPENSE RATIO*
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                                      1.19%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2008, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                       INVESTMENT OVERVIEW |  11
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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             USAA PRECIOUS METALS AND     LIPPER GOLD                     PHILADELPHIA GOLD &
               MINERALS FUND SHARES       FUNDS INDEX     LONDON GOLD      SILVER INDEX (XAU)     S&P 500 INDEX
05/31/99            $10,000.00            $10,000.00       $10,000.00          $10,000.00           $10,000.00
06/30/99             10,450.28             10,408.82         9,717.05           10,995.56            10,554.97
07/31/99              9,699.81              9,879.13         9,516.01           10,328.57            10,225.40
08/31/99              9,962.48             10,236.79         9,486.22           11,178.96            10,174.81
09/30/99             12,439.02             12,499.82        11,131.79           13,323.78             9,895.88
10/31/99             11,407.13             11,265.07        11,135.52           11,548.65            10,522.10
11/30/99             10,938.09             10,955.96        10,846.98           11,151.02            10,735.99
12/31/99             11,219.51             11,134.39        10,806.03           11,305.71            11,368.30
01/31/00             10,093.81             10,033.31        10,547.28            9,976.72            10,797.13
02/29/00             10,168.86             10,017.87        10,932.61           10,013.04            10,592.74
03/31/00              9,606.00              9,461.16        10,303.43            9,476.13            11,629.02
04/30/00              9,024.39              8,953.87        10,240.13            9,182.62            11,279.15
05/31/00              9,136.96              9,069.67        10,135.89            9,477.19            11,047.73
06/30/00              9,831.14              9,576.83        10,727.85            9,737.05            11,320.10
07/31/00              9,118.20              8,912.24        10,303.43            8,564.81            11,143.12
08/31/00              9,774.86              9,500.60        10,312.73            8,876.09            11,835.26
09/30/00              9,061.91              8,856.19        10,188.01            8,467.60            11,210.44
10/31/00              8,198.87              8,068.86         9,847.36            7,441.41            11,163.05
11/30/00              8,686.68              8,418.85        10,018.62            8,019.73            10,282.96
12/31/00              9,539.20              9,203.30        10,217.80            8,759.23            10,333.29
01/31/01              9,407.23              9,191.48         9,847.36            8,324.77            10,699.90
02/28/01              9,821.98              9,568.73         9,929.26            8,997.91             9,724.27
03/31/01              9,011.34              8,695.44         9,594.19            8,153.98             9,108.23
04/30/01             10,481.81              9,982.96         9,797.10            9,449.85             9,816.03
05/31/01             11,009.67             10,442.73         9,959.05            9,812.72             9,881.80
06/30/01             11,386.71             10,511.50        10,074.46            9,148.46             9,641.29
07/31/01             10,745.74              9,952.12         9,899.48            9,115.82             9,546.38
08/31/01             11,462.12             10,518.26        10,163.81            9,758.20             8,948.76
09/30/01             11,971.13             10,862.05        10,912.14            9,972.63             8,226.13
10/31/01             11,726.05             10,635.20        10,377.89            9,412.53             8,382.99
11/30/01             11,820.31             10,638.67        10,256.89            9,095.50             9,026.02
12/31/01             12,493.33             11,158.21        10,294.12            9,421.07             9,105.09
01/31/02             14,145.18             12,420.57        10,510.05           10,615.36             8,972.22
02/28/02             15,740.07             13,675.02        11,051.75           11,318.30             8,799.19
03/31/02             17,353.95             14,997.14        11,221.15           12,320.55             9,130.12
04/30/02             18,398.23             15,897.32        11,474.31           12,854.12             8,576.58
05/31/02             22,233.57             18,843.96        12,159.34           14,678.64             8,513.39
06/30/02             19,214.66             16,538.98        11,857.78           12,456.88             7,906.98
07/31/02             15,948.93             13,710.64        11,342.14           10,553.35             7,290.60
08/31/02             18,758.98             15,922.53        11,645.57           12,200.03             7,338.47
09/30/02             18,796.95             16,051.49        12,051.38           12,250.74             6,540.93
10/31/02             17,259.02             14,713.98        11,798.21           11,144.06             7,116.63
11/30/02             17,334.97             14,738.98        11,878.26           11,133.52             7,535.51
12/31/02             20,939.99             17,935.34        12,926.28           13,505.03             7,092.82
01/31/03             21,511.80             18,108.31        13,682.06           13,547.26             6,907.01
02/28/03             19,835.81             17,008.06        12,935.59           12,747.68             6,803.38
03/31/03             18,751.35             15,755.89        12,466.49           11,860.09             6,869.43
04/30/03             18,810.50             15,710.08        12,537.23           11,577.75             7,435.27
05/31/03             21,097.73             17,508.61        13,454.95           13,041.89             7,827.02
06/30/03             21,945.59             18,028.13        12,881.61           13,967.67             7,926.86
07/31/03             23,542.71             19,030.11        13,207.37           14,409.87             8,066.62
08/31/03             27,170.73             21,756.90        13,983.62           16,222.22             8,223.94
09/30/03             28,472.08             22,531.77        14,445.27           16,253.22             8,136.61
10/31/03             32,474.74             25,214.48        14,380.12           17,500.41             8,596.89
11/30/03             36,930.89             27,337.19        14,830.60           19,581.50             8,672.53
12/31/03             35,897.08             27,685.35        15,497.02           19,441.18             9,127.36
01/31/04             32,255.65             25,095.12        14,882.73           17,087.63             9,294.89
02/29/04             32,690.14             25,583.20        14,737.53           17,875.68             9,424.09
03/31/04             34,903.96             27,113.78        15,774.39           18,813.49             9,281.91
04/30/04             27,765.93             21,463.36        14,463.89           14,697.85             9,136.20
05/31/04             30,041.82             23,079.69        14,640.73           16,132.69             9,261.58
06/30/04             29,110.77             22,366.72        14,735.67           15,501.09             9,441.67
07/31/04             28,117.65             21,961.96        14,571.85           15,632.62             9,129.18
08/31/04             29,855.61             23,397.35        15,161.95           17,066.80             9,166.11
09/30/04             31,945.30             25,572.85        15,474.68           18,368.45             9,265.38
10/31/04             32,669.45             26,079.40        15,843.26           18,644.44             9,406.93
11/30/04             34,055.67             27,488.87        16,880.12           19,270.71             9,787.55
12/31/04             32,037.69             25,979.87        16,217.42           17,945.44            10,000.00
01/31/05             30,282.20             24,619.33        15,716.68           16,520.68            10,000.00
02/28/05             32,351.17             26,535.76        16,211.84           17,914.66            10,210.44
03/31/05             30,888.26             25,142.43        15,915.86           17,002.89            10,029.64
04/30/05             28,004.24             22,744.46        16,221.15           15,159.78             9,839.41
05/31/05             28,422.22             23,065.09        15,430.01           15,685.04            10,152.49
06/30/05             31,327.13             24,994.96        16,273.27           16,911.11            10,166.90
07/31/05             31,034.55             25,003.26        15,971.71           16,513.10            10,545.00
08/31/05             32,936.33             26,161.47        16,129.93           17,452.63            10,448.78
09/30/05             37,931.12             30,325.17        17,619.14           20,609.01            10,533.41
10/31/05             35,381.48             28,360.48        17,526.06           19,426.42            10,357.81
11/30/05             39,185.04             31,243.04        18,453.09           20,953.57            10,749.57
12/31/05             44,613.35             34,664.21        19,099.03           23,428.04            10,753.31
01/31/06             51,838.27             41,181.01        21,174.61           28,228.94            11,038.03
02/28/06             49,373.79             38,478.18        20,699.93           24,422.27            11,067.98
03/31/06             54,976.79             42,286.24        21,667.91           25,973.28            11,205.75
04/30/06             61,822.56             47,396.51        23,976.17           29,011.35            11,356.22
05/31/06             56,388.07             43,304.03        24,311.24           26,186.34            11,029.37
06/30/06             56,956.79             43,045.92        22,840.66           26,404.68            11,044.32
07/31/06             57,083.18             43,066.04        23,548.03           26,102.14            11,112.45
08/31/06             59,968.93             44,519.46        23,212.96           27,033.85            11,376.85
09/30/06             54,239.55             40,496.69        22,310.13           23,702.47            11,670.03
10/31/06             58,452.33             43,518.68        22,477.66           25,357.59            12,050.31
11/30/06             65,255.97             47,798.61        24,076.69           27,589.72            12,279.46
12/31/06             63,883.77             46,772.98        23,529.41           26,362.08            12,451.71
01/31/07             64,412.68             46,478.77        24,218.17           25,942.64            12,640.03
02/28/07             65,723.47             47,389.68        24,728.22           25,917.29            12,392.80
03/31/07             65,930.44             47,847.06        24,637.01           25,455.19            12,531.41
04/30/07             65,953.44             48,728.38        25,204.77           25,487.49            13,086.50
05/31/07             66,367.37             48,976.24        24,538.35           26,014.57            13,543.15
06/30/07             65,286.54             48,313.43        24,218.17           25,315.92            13,318.15
07/31/07             66,413.36             49,543.20        24,776.62           27,715.04            12,905.23
08/31/07             63,929.76             46,709.98        25,018.62           26,258.09            13,098.68
09/30/07             77,336.61             56,564.90        27,661.95           31,487.75            13,588.55
10/31/07             88,236.87             63,618.93        29,393.15           35,121.66            13,804.70
11/30/07             79,015.34             57,417.75        29,169.77           31,966.68            13,227.57
12/31/07             81,565.24             58,228.63        31,040.58           32,397.75            13,135.80
01/31/08             88,763.65             62,235.04        34,372.67           34,855.02            12,347.90
02/29/08             96,488.77             67,563.07        36,169.02           36,784.98            11,946.77
03/31/08             88,512.83             61,500.36        34,754.28           33,093.24            11,895.18
04/30/08             82,844.40             58,067.25        32,427.40           32,090.58            12,474.52
05/31/08             89,089.71             61,986.16        32,976.55           34,045.28            12,636.10
06/30/08             92,375.40             63,079.41        34,633.28           36,649.40            11,570.82
07/31/08             82,267.53             55,524.50        34,177.22           31,720.06            11,473.56
08/31/08             72,887.02             49,090.40        31,012.66           28,062.74            11,639.52
09/30/08             64,334.21             43,034.51        32,930.01           24,690.72            10,602.35
10/31/08             38,123.98             26,662.21        27,205.88           15,289.23             8,821.71
11/30/08             47,078.09             31,370.08        30,323.90           19,197.13             8,188.71
12/31/08             61,520.03             39,252.05        32,380.86           23,414.41             8,275.84
01/31/09             60,883.71             39,340.37        34,233.06           23,446.47             7,578.30
02/28/09             61,259.72             39,227.73        35,443.04           22,528.59             6,771.38
03/31/09             69,502.88             43,990.18        34,121.37           25,457.87             7,364.52
04/30/09             64,701.60             41,455.13        32,883.47           22,721.91             8,069.37
05/31/09             85,295.06             53,850.11        36,317.94           30,350.84             8,520.72

                                   [END CHART]

                    Data from 5/31/99 to 5/31/09.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The graph on page 12 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o The unmanaged Lipper Gold Funds Index tracks the total return performance of the 10 largest funds within the Lipper Gold Oriented Funds category.

o London Gold represents the performance of gold bullion by tracking the price of gold set in London.

o The Philadelphia Gold & Silver Index, typically referred to as the XAU, is an unmanaged capitalization-weighted index composed of 16 companies in the gold and silver mining industry.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                                                  5/31/09
--------------------------------------------------------------------------------
Net Assets                                                     $10.0 Million
Net Asset Value Per Share                                         $29.54

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/09
--------------------------------------------------------------------------------

                            Since Inception 8/01/08**
                                      7.66%

--------------------------------------------------------------------------------
                                EXPENSE RATIO***
--------------------------------------------------------------------------------
   Before Reimbursement   1.14%                  After Reimbursement   0.94%

*The USAA Precious Metals and Minerals Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

***THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO). BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED OCTOBER 1, 2008. FOR THE FIRST TWO FISCAL YEARS, IMCO HAS VOLUNTARILY AGREED TO LIMIT THE INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSES TO 0.94%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AND TO REIMBURSE THE INSTITUTIONAL SHARES FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. IF THE INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 0.94%, THE INSTITUTIONAL SHARES WILL OPERATE AT THE LOWER EXPENSE RATIO. THE ESTIMATED EXPENSE RATIOS MAY DIFFER FROM THE INSTITUTIONAL SHARES' ACTUAL EXPENSE RATIO FOR THE YEAR ENDED MAY 31, 2009, BEFORE REIMBURSEMENT, WHICH WAS 0.90% AS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                                    [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               USAA PRECIOUS METALS
                 AND MINERALS FUND                          LIPPER GOLD       PHILADELPHIA GOLD &
               INSTITUTIONAL SHARES       LONDON GOLD       FUNDS INDEX        SILVER INDEX (XAU)       S&P 500 INDEX
07/31/08            $10,000.00             $10,000.00        $10,000.00            $10,000.00             $10,000.00
08/31/08              9,184.58               9,074.07          8,841.22              8,847.00              10,144.65
09/30/08              8,106.83               9,635.08          7,750.54              7,783.94               9,240.68
10/31/08              4,804.05               7,960.24          4,801.88              4,820.05               7,688.73
11/30/08              5,932.36               8,872.55          5,649.77              6,052.05               7,137.03
12/31/08              7,755.86               9,474.40          7,069.32              7,381.58               7,212.97
01/31/09              7,675.68              10,016.34          7,085.23              7,391.68               6,605.01
02/28/09              7,726.70              10,370.37          7,064.94              7,102.32               5,901.73
03/31/09              8,769.08               9,983.66          7,922.66              8,025.79               6,418.69
04/30/09              8,167.71               9,621.46          7,466.10              7,163.26               7,033.02
05/31/09             10,766.35              10,626.36          9,698.44              9,568.34               7,426.40

                                   [END CHART]

                    *Data from 7/31/08 to 5/31/09.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of London Gold, the S&P 500 Index, the Philadelphia Gold & Silver Index, and the Lipper Gold Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

The graph on page 15 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Institutional Shares to the following benchmarks:

o London Gold represents the performance of gold bullion by tracking the price of gold set in London.

o The unmanaged Lipper Gold Funds Index tracks the total return performance of the 10 largest funds within the Lipper Gold Oriented Funds category.

o The Philadelphia Gold & Silver Index, typically referred to as the XAU, is an unmanaged capitalization-weighted index composed of 16 companies in the gold and silver mining industry.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                  AS OF 5/31/09
                                (% of Net Assets)

       AngloGold Ashanti Ltd. ADR .................................  5.2%

       Agnico-Eagle Mines Ltd. ....................................  5.2%

       Impala Platinum Holdings Ltd. ..............................  5.0%

       Randgold Resources Ltd. ADR ................................  4.9%

       Newcrest Mining Ltd. .......................................  4.4%

       Goldcorp, Inc. .............................................  4.4%

       Yamana Gold, Inc. ..........................................  4.3%

       IAMGOLD Corp. ..............................................  4.1%

       Eldorado Gold Corp. ........................................  4.1%

       Lihir Gold Ltd. ............................................  4.0%

You will find a complete list of securities that the Fund owns on pages 21-23.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                       o  ASSET ALLOCATION -- 5/31/2009  o

                        [PIE CHART OF ASSET ALLOCATION]

Gold                                                                     79.8%
Platinum Group Metals                                                     8.2%
Silver                                                                    6.5%
Money Market Instruments*                                                 4.6%

                                  [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2009, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2010.

15.64% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2009, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $92,388,000 as long-term capital gains for the fiscal year ended May 31, 2009.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31, 2009, by the Fund are $5,260,000 and $314,000, respectively.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  19

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA PRECIOUS METALS AND MINERALS
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Precious Metals and Minerals Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Precious Metals and Minerals Fund at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 15, 2009

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

PORTFOLIO OF INVESTMENTS

MAY 31, 2009

----------------------------------------------------------------------------------------------------
                                                                                              MARKET
NUMBER                                                                                         VALUE
OF SHARES     SECURITY                                                                         (000)
----------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (94.5%)

              COMMON STOCKS (93.8%)
              ---------------------
              GOLD (79.3%)

              AFRICAN GOLD COMPANIES (8.7%)
 1,560,000    AngloGold Ashanti Ltd. ADR                                                  $   66,035
 3,300,000    Gold Fields Ltd. ADR                                                            44,814
                                                                                          ----------
                                                                                             110,849
                                                                                          ----------
              AUSTRALIAN GOLD COMPANIES (10.8%)
   600,000    Australian Solomons Gold Ltd., acquired 8/23/2006; cost $707*(a)                   220
19,000,000    Lihir Gold Ltd.*(c)                                                             50,571
 2,100,000    Newcrest Mining Ltd.(c)                                                         56,338
 5,600,000    Sino Gold Ltd.*(c)                                                              29,719
                                                                                          ----------
                                                                                             136,848
                                                                                          ----------
              EUROPEAN GOLD COMPANIES (5.0%)
   900,000    Randgold Resources Ltd. ADR(b)                                                  62,829
                                                                                          ----------
              NORTH AMERICAN GOLD COMPANIES (51.7%)
 1,000,000    Agnico-Eagle Mines Ltd.*                                                        61,860
   750,000    American Bonanza Gold Corp., acquired 10/07/2003; cost $632*(a)                     55
 2,300,000    Anatolia Minerals Development Ltd.*                                              6,868
 5,200,000    Aurizon Mines Ltd.*                                                             23,053
 2,400,000    Axmin, Inc., acquired 12/06/2006-06/03/2008; cost $1,806*(a)                       220
 1,100,000    Barrick Gold Corp.                                                              41,888
 9,783,000    Centamin Egypt Ltd.*                                                            13,800
 1,985,900    Centerra Gold, Inc.*                                                            13,279
 5,200,000    Eldorado Gold Corp.*                                                            51,584
 4,700,000    Gammon Gold, Inc.*                                                              38,728
 1,860,000    Gold Wheaton Gold Corp., acquired 6/19/2008; cost $802*(a)                         434
 1,400,000    Goldcorp, Inc.                                                                  55,622
11,600,000    Great Basin Gold Ltd.*                                                          18,193
 4,644,200    IAMGOLD Corp.                                                                   52,340
 3,000,000    Jinshan Gold Mines, Inc., acquired 12/07/2005-6/20/2007; cost $1,520*(a)         2,061
 2,400,000    Kinross Gold Corp.                                                              48,528
   200,000    Metallic Ventures Gold, Inc., acquired 12/10/2002; cost $385*(a)                   161
 1,800,000    Minefinders Corp. Ltd.*(b)                                                      16,434
 1,872,100    Nautilus Minerals, Inc., acquired 2/02/2007-3/11/2009; cost $3,817*(a)           2,469

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------
                                                                                              MARKET
NUMBER                                                                                         VALUE
OF SHARES     SECURITY                                                                         (000)
----------------------------------------------------------------------------------------------------
   339,450    New Gold, Inc.*(c)                                                          $    1,048
   650,000    Newmont Mining Corp.                                                            31,765
   375,000    Northern Star Mining Corp., acquired 5/05/2006; cost $373*(a)                      120
 3,000,000    Osisko Mining Corp.*                                                            19,537
 4,900,000    Red Back Mining, Inc.*                                                          46,902
   500,000    Royal Gold, Inc.                                                                23,285
 5,700,000    San Gold Corp.*                                                                 12,583
 2,000,000    Semafo, Inc., acquired 10/31/2006; cost $3,134*(a)                               4,580
 5,160,550    Western Goldfields, Inc.*(c)                                                    15,930
 4,600,000    Yamana Gold, Inc.                                                               54,142
                                                                                          ----------
                                                                                             657,469
                                                                                          ----------
              SOUTH AMERICAN GOLD COMPANIES (3.1%)
 1,400,000    Compania de Minas Buenaventura S.A. ADR                                         39,662
                                                                                          ----------
              Total Gold (cost: $596,402)                                                  1,007,657
                                                                                          ----------

              PLATINUM GROUP METALS (8.0%)
   200,000    Anglo Platinum Ltd.                                                             13,948
 2,600,000    Impala Platinum Holdings Ltd.                                                   63,072
 1,100,000    Lonmin plc(b)                                                                   25,389
                                                                                          ----------
              Total Platinum Group Metals (cost: $71,515)                                    102,409
                                                                                          ----------

              SILVER (6.5%)
   300,000    Mines Management, Inc.*                                                            534
 1,300,000    Pan American Silver Corp.*                                                      30,446
 4,600,000    Silver Wheaton Corp.*                                                           48,392
   850,000    Silvercorp Metals, Inc.                                                          2,756
                                                                                          ----------
              Total Silver (cost: $87,986)                                                    82,128
                                                                                          ----------
              Total Common Stocks (cost: $755,903)                                         1,192,194
                                                                                          ----------

              WARRANTS (0.7%)
              ---------------
              GOLD (0.5%)

              NORTH AMERICAN GOLD COMPANIES (0.5%)
   150,000    Agnico Eagle Mines Ltd.*                                                         3,999
   200,000    Axmin, Inc., acquired 6/12/2008; cost $0*(a),(c)                                     -
   930,000    Gold Wheaton Gold Corp., acquired 6/19/2008; cost $128*(a)                          51
 2,500,000    Great Basin Gold Ltd.*                                                           1,397
    85,250    New Gold, Inc., acquired 1/19/2007; cost $0*(a),(c)                                  -
   930,000    New Gold, Inc.*                                                                     38
   500,000    Osisko Mining Corp.*                                                               916
                                                                                          ----------
              Total Gold (cost: $362)                                                          6,401
                                                                                          ----------

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

----------------------------------------------------------------------------------------------------
                                                                                              MARKET
NUMBER                                                                                         VALUE
OF SHARES     SECURITY                                                                         (000)
----------------------------------------------------------------------------------------------------
              PLATINUM GROUP METALS (0.2%)
   244,444    Lonmin plc* (cost $0)                                                       $    1,997
                                                                                          ----------
              SILVER (0.0%)
   150,000    Mines Management, Inc.* (cost $0)                                                   59
                                                                                          ----------
              Total Warrants (cost: $362)                                                      8,457
                                                                                          ----------
              Total Equity Securities (cost: $756,265)                                     1,200,651
                                                                                          ----------

              MONEY MARKET INSTRUMENTS (4.6%)

              MONEY MARKET FUNDS (4.6%)
58,702,799    State Street Institutional Liquid Reserve Fund, 0.55%(d)                        58,703
                                                                                          ----------
              Total Money Market Instruments (cost: $58,703)                                  58,703
                                                                                          ----------

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
----------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
              SECURITIES LOANED (1.0%)

              REPURCHASE AGREEMENTS (0.6%)
    $6,000    Credit Suisse First Boston LLC, 0.18%, acquired on
                 5/29/2009 and due 6/01/2009 at $6,000 (collateralized by
                 $6,130 of U.S. Treasury, 0.23%(e), due 10/22/2009; market
                 value $6,124)                                                                 6,000
     2,000    Deutsche Bank Securities, Inc., 0.17%, acquired on 5/29/2009 and due 6/01/2009 at $2,000 (collateralized by $1,883 of
                 Fannie Mae(f), 6.63%, due 11/15/2010; market value $2,041)                    2,000
                                                                                          ----------
              Total Repurchase Agreements                                                      8,000
                                                                                          ----------

----------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (0.4%)
 5,338,180    BlackRock Liquidity Funds TempFund, 0.54%(d)                                     5,338
                                                                                          ----------
              Total Short-term Investments Purchased With
                 Cash Collateral From Securities Loaned (cost: $13,338)                       13,338
                                                                                          ----------

              TOTAL INVESTMENTS (COST: $828,306)                                          $1,272,692
                                                                                          ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

===============================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2009

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 90.1% of net assets at May 31, 2009.

o CATEGORIES AND DEFINITIONS

  WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o SPECIFIC NOTES

  (a) Security deemed illiquid by USAA Investment Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2009, was $10,371,000, which represented 0.8% of the Fund's net assets.

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

  (b) The security or a portion thereof was out on loan as of May 31, 2009.

  (c) Security was fair valued at May 31, 2009, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

  (d) Rate represents the money market fund annualized seven-day yield at May 31, 2009.

  (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (f) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2009

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including
    securities on loan of $13,798) (cost of $828,306)                       $1,272,692
  Cash denominated in foreign currencies (identified cost of $5,141)             5,413
  Receivables:
    Capital shares sold:
      Affiliated transactions (Note 8)                                              16
      Nonaffiliated transactions                                                 3,007
    Dividends and interest                                                         210
    Securities sold                                                              6,741
    Other                                                                            5
  Unrealized appreciation on foreign currency contracts held, at value              29
                                                                            ----------
      Total assets                                                           1,288,113
                                                                            ----------
LIABILITIES
  Payables:
    Upon return of securities loaned                                            13,338
    Securities purchased                                                         1,913
    Capital shares redeemed                                                        853
  Accrued management fees                                                          739
  Accrued transfer agent's fees                                                     66
  Other accrued expenses and payables                                              125
                                                                            ----------
      Total liabilities                                                         17,034
                                                                            ----------
        Net assets applicable to capital shares outstanding                 $1,271,079
                                                                            ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                           $  880,385
  Overdistribution of net investment income                                    (35,638)
  Accumulated net realized loss on investments                                 (18,374)
  Net unrealized appreciation of investments                                   444,386
  Net unrealized appreciation of foreign currency translations                     320
                                                                            ----------
        Net assets applicable to capital shares outstanding                 $1,271,079
                                                                            ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $1,261,040/42,766 shares outstanding)        $    29.49
                                                                            ==========
    Institutional Shares (net assets of $10,039/340 shares outstanding)     $    29.54
                                                                            ==========

See accompanying notes to financial statements.

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2009

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $314)                      $  8,391
  Interest                                                                    539
  Securities lending (net)                                                    161
                                                                         --------
      Total income                                                          9,091
                                                                         --------
EXPENSES
  Management fees                                                           7,343
  Administration and servicing fees:
    Fund Shares                                                             1,376
    Institutional Shares*                                                       2
  Transfer agent's fees:
    Fund Shares                                                             2,693
    Institutional Shares*                                                       2
  Custody and accounting fees:
    Fund Shares                                                               211
    Institutional Shares*                                                       1
  Postage:
    Fund Shares                                                               134
  Shareholder reporting fees:
    Fund Shares                                                                57
  Trustees' fees                                                               10
  Registration fees:
    Fund Shares                                                                61
  Professional fees                                                           140
  Other                                                                        26
                                                                         --------
       Total expenses                                                      12,056
  Expenses paid indirectly:
    Fund Shares                                                               (80)
                                                                         --------
       Net expenses                                                        11,976
                                                                         --------
NET INVESTMENT LOSS                                                        (2,885)
                                                                         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
    Investments                                                            30,051
    Foreign currency transactions                                            (328)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                           (62,413)
    Foreign currency translations                                             259
                                                                         --------
       Net realized and unrealized loss                                   (32,431)
                                                                         --------
  Decrease in net assets resulting from operations                       $(35,316)
                                                                         ========

* Institutional shares were initiated on August 1, 2008.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                     2009            2008
-----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                          $   (2,885)     $   (2,442)
  Net realized gain on investments                                 30,051         115,770
  Net realized gain (loss) on foreign currency transactions          (328)             26
  Change in net unrealized appreciation/depreciation of:
    Investments                                                   (62,413)        156,068
    Foreign currency translations                                     259              61
                                                               --------------------------
    Increase (decrease) in net assets resulting from
      operations                                                  (35,316)        269,483
                                                               --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares                                                      (515)        (17,746)
    Institutional Shares*                                              (3)              -
                                                               --------------------------
      Total distributions of net investment income                   (518)        (17,746)
                                                               --------------------------
  Net realized gains:
    Fund Shares                                                   (93,518)        (63,702)
    Institutional Shares*                                            (573)              -
                                                               --------------------------
      Total distributions of net realized gains                   (94,091)        (63,702)
                                                               --------------------------
    Distributions to shareholders                                 (94,609)        (81,448)
                                                               --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
  Fund Shares                                                     180,374         209,480
  Institutional Shares*                                             6,452               -
                                                               --------------------------
    Total net increase in net assets from capital
      share transactions                                          186,826         209,480
                                                               --------------------------
  Capital contribution from USAA Transfer Agency
    Company (Note 7D):
    Fund Shares                                                       142              49
    Institutional Shares*                                               4               -
                                                               --------------------------
  Net increase in net assets                                       57,047         397,564

NET ASSETS
  Beginning of year                                             1,214,032         816,468
                                                               --------------------------
  End of year                                                  $1,271,079      $1,214,032
                                                               ==========================
Overdistribution of net investment income:
  End of year                                                  $  (35,638)     $  (31,170)
                                                               ==========================

* Institutional shares were initiated on August 1, 2008.

See accompanying notes to financial statements.

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Precious Metals and Minerals Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund has two classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares) and, effective August 1, 2008, Precious Metals and Minerals Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

     1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

     2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

         normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

     3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

     4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

     5. Repurchase agreements are valued at cost, which approximates market value.

     6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

         Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements" (SFAS 157). This standard clarifies the definition of fair value, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a three-level valuation hierarchy for disclosure purposes. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

     Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

     Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

     Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Fund's own assumptions in determining the fair value.

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

     The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's assets as of May 31, 2009:

     VALUATION INPUTS                                  INVESTMENTS IN SECURITIES
     ---------------------------------------------------------------------------
     Level 1 -- Quoted Prices                               $1,008,677,000
     Level 2 -- Other Significant Observable Inputs            264,015,000
     Level 3 -- Significant Unobservable Inputs                          -
     ---------------------------------------------------------------------------
     TOTAL                                                  $1,272,692,000
     ---------------------------------------------------------------------------

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

     maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency.
     Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

     1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

     2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
     At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2009, for the Fund Shares, brokerage commission recapture credits and custodian and other bank credits reduced expenses by $79,000 and $1,000, respectively, resulting in a total reduction in Fund Share expenses of $80,000.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. Prior to September 25, 2008, the committed loan agreement was $300 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2009, the Fund paid CAPCO facility fees of $3,000, which represents 2.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2009.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to increase paid-in capital by $6,188,000, increase overdistribution of net investment income by $1,065,000, and increase accumulated net realized loss on investments by $5,123,000. This includes differences in the accounting for distributions, foreign currency gains and losses, passive foreign investment corporations gains and losses, and the utilization of earnings and profits distributed to shareholders on the redemption of shares as part of the the dividends-paid deduction for federal income tax purposes. These reclassifications had no effect on net assets.

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The tax character of distributions paid during the years ended May 31, 2009, and 2008, was as follows:

                                              2009                      2008
                                          -------------------------------------
Ordinary income*                          $ 2,221,000               $19,973,000
Long-term realized capital gains           92,388,000                61,475,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2009, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $ 16,227,000
Accumulated capital and other losses                                (16,499,000)
Unrealized appreciation of investments                              392,613,000
Unrealized appreciation on foreign currency translations                320,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market adjustments on certain investments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2009, the Fund had a current post-October currency loss of $249,000 and a capital loss of $16,250,000, for federal income tax purposes, which will be recognized on the first day of the following fiscal year.

Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2009, the Manager has reviewed all open tax years and concluded that FIN 48 resulted in no impact to the Fund's net assets or results of operations. Tax years ended May 31, 2006, through May 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions under FIN 48 to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2009, were $332,686,000 and $261,857,000, respectively.

As of May 31, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was $880,079,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2009, for federal income tax purposes, were $426,218,000 and $33,605,000, respectively, resulting in net unrealized appreciation of $392,613,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2009, the Fund received securities-lending income of $161,000, which is net of the 20% income retained by Wachovia. As of May 31, 2009, the Fund loaned securities having a fair market value of approximately $13,798,000 and received cash collateral of $13,338,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2009, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions were as follows, in thousands:

                                          YEAR ENDED                YEAR ENDED
                                           5/31/2009                 5/31/2008
------------------------------------------------------------------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT
                                     -----------------------------------------------
FUND SHARES:
Shares sold                           16,207     $ 391,513      14,089     $ 484,365
Shares issued from reinvested
  dividends                            5,348        90,649       2,457        78,134
Shares redeemed                      (12,968)     (301,788)    (10,653)     (353,019)
                                     -----------------------------------------------
Net increase from capital
  share transactions                   8,587     $ 180,374       5,893     $ 209,480
                                     ===============================================
INSTITUTIONAL SHARES
  (INITIATED ON AUGUST 1, 2008):
Shares sold                              465     $   9,620           -     $       -
Shares issued from reinvested
  dividends                               34           576           -             -
Shares redeemed                         (159)       (3,744)          -             -
                                     -----------------------------------------------
Net increase from capital
  share transactions                     340     $   6,452           -     $       -
                                     ===============================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Gold Funds Index over the performance period. The Lipper Gold
     Funds Index tracks the total return performance of the 10 largest funds in the Lipper Gold Oriented Funds category. The performance period for each class consists of the current month

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

     plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
     RELATIVE TO INDEX(1)                AS A % OF THE FUND'S AVERAGE NET ASSETS
     ---------------------------------------------------------------------------
     +/- 1.00% to 4.00%                  +/- 0.04%
     +/- 4.01% to 7.00%                  +/- 0.05%
     +/- 7.01% and greater               +/- 0.06%

     (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

     Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

     Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Gold Funds Index over that period, even if the class had overall negative returns during the performance period.

     For the year ended May 31, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $7,343,000, which included a performance adjustment for the Fund shares and Institutional Shares of $434,000 and less than $500, respectively. For the Fund Shares and Institutional Shares, the performance adjustment was 0.05% and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

     such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended May 31, 2009, the Fund Shares and Institutional
     Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,376,000 and $2,000, respectively.

     In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2009, the Fund reimbursed the Manager $16,000 for these compliance and legal services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares for its first two fiscal years to 0.94% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Institutional Shares for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the year ended May 31, 2009, the Institutional Shares did not incur any reimbursable expenses.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2009, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $2,693,000 and

================================================================================

42  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

     $2,000, respectively. For the year ended May 31, 2009, the Fund Shares and Institutional Shares recorded capital contributions from SAS of $142,000 and $4,000, respectively, for adjustments related to corrections to shareholder accounts.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 13 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of May 31, 2009, the Fund recorded a receivable for capital shares sold of $16,000 for the Target Funds' purchases of Institutional Shares. As of May 31, 2009, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                     OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                      0.0%*
USAA Target Retirement 2020 Fund                                        0.1
USAA Target Retirement 2030 Fund                                        0.2
USAA Target Retirement 2040 Fund                                        0.3
USAA Target Retirement 2050 Fund                                        0.1

* Represents less than 0.1% of total outstanding shares of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2009, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                    COST TO        NET REALIZED
     SELLER                 PURCHASER              PURCHASER      GAIN TO SELLER
--------------------------------------------------------------------------------
USAA Cornerstone     USAA Precious Metals and
  Strategy Fund        Minerals Fund               $866,000          $109,000

(10) NEW ACCOUNTING PRONOUNCEMENTS

A. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) -- In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

B. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) -- In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS 161 on December 1, 2008; however, the Fund did not invest in any derivatives during the period from December 1, 2008, through May 31, 2009. Therefore, no disclosure has been made.

================================================================================

44  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

C. FASB STATEMENT NO. 165, "SUBSEQUENT EVENTS" (STATEMENT 165) -- In May 2009, FASB issued Statement 165. In summary, Statement 165 defines subsequent events as events or transactions that occur after the balance sheet date but before the financial statements are issued or available to be issued and categorizes subsequent events as recognized or non-recognized for financial statement purposes. Statement 165 requires entities to disclose the date through which an entity has evaluated subsequent events and the basis for that date. Statement 165 is effective for interim or annual financial periods ending after June 15, 2009. The Manager does not believe the adoption of Statement 165 will impact the amounts reported in the Fund's financial statements; however, additional disclosures will be required regarding the evaluation of subsequent events.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(11) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED MAY 31,
                                        -------------------------------------------------------------------
                                              2009           2008         2007           2006          2005
                                        -------------------------------------------------------------------
Net asset value at
  beginning of period                   $    35.52     $    28.86     $  26.77       $  13.60      $  14.52
                                        -------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)(a)             (.07)          (.08)         .07            .07           .01
  Net realized and unrealized
    gain (loss)(a)                           (3.37)          9.59         4.56          13.26          (.78)
                                        -------------------------------------------------------------------
Total from investment operations(a)          (3.44)          9.51         4.63          13.33          (.77)
                                        -------------------------------------------------------------------
Less distributions from:
  Net investment income                       (.01)          (.59)        (.76)             -             -
  Realized capital gains                     (2.58)         (2.26)       (1.78)          (.16)         (.15)
                                        -------------------------------------------------------------------
Total distributions                          (2.59)         (2.85)       (2.54)          (.16)         (.15)
                                        -------------------------------------------------------------------
Net asset value at end of period        $    29.49     $    35.52     $  28.86       $  26.77      $  13.60
                                        ===================================================================
Total return (%)*                            (4.26)         34.24        17.70(b)       98.39         (5.39)
Net assets at end of period (000)       $1,261,040     $1,214,032     $816,468       $580,539      $275,768
Ratios to average net assets:**
  Expenses (%)(c)                             1.31           1.19         1.21(b)        1.21          1.26
  Net investment income (loss) (%)            (.31)          (.24)         .27            .33           .06
Portfolio turnover (%)                          28             28           12             29            27

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return.
 ** For the year ended May 31, 2009, average net assets were $919,403,000.
(a) Calculated using average shares. For the year ended May 31, 2009, average shares were 38,396,000.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                              (.01%)         (.01%)       (.00%)(+)      (.01%)        (.03%)
    (+) Represents less than 0.01% of average net assets.

================================================================================

46  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

 -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                   PERIOD ENDED
                                                                      MAY 31,
                                                                      2009***
                                                                   ------------
Net asset value at beginning of period                                $ 31.64
                                                                      -------
Income (loss) from investment operations:
  Net investment loss(a)                                                 (.05)
  Net realized and unrealized gain(a)                                     .54(d)
                                                                      -------
Total from investment operations(a)                                       .49
                                                                      -------
Less distributions from:
  Net investment income                                                  (.01)
  Realized capital gains                                                (2.58)
                                                                      -------
Total distributions                                                     (2.59)
                                                                      -------
Net asset value at end of period                                      $ 29.54
                                                                      =======

Total return (%)*                                                        7.66
Net assets at end of period (000)                                     $10,039
Ratios to average net assets:**
  Expenses (%)(b),(c)                                                     .90
  Net investment loss (%)(c)                                             (.28)
Portfolio turnover (%)                                                     28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended May 31, 2009, average net assets were $4,895,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares. For the period ended May 31, 2009, average shares were 225,000.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares did not incur any expenses paid indirectly.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflected a net realized and unrealized gain per share, whereas the statement of operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the Institutional Shares is due to the timing of sales and repurchases of the Institutional Shares in relation to fluctuating market values for the portfolio.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

May 31, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2008, through May 31, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

48  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                             EXPENSES PAID
                                         BEGINNING           ENDING          DURING PERIOD*
                                       ACCOUNT VALUE      ACCOUNT VALUE    DECEMBER 1, 2008 -
                                      DECEMBER 1, 2008     MAY 31, 2009       MAY 31, 2009
                                      -------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00         $1,811.78             $9.11

Hypothetical
  (5% return before expenses)              1,000.00          1,018.45              6.54

INSTITUTIONAL SHARES
Actual                                     1,000.00          1,814.80              6.32

Hypothetical
  (5% return before expenses)              1,000.00          1,020.44              4.53

* Expenses are equal to the annualized expense ratio of 1.30% for Fund Shares and 0.90% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 81.18% for Fund Shares and 81.48% for Institutional Shares for the six-month period of December 1, 2008, through May 31, 2009.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT

May 31, 2009

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 16, 2009, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability.

================================================================================

50  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of each of the Fund Shares and Institutional Shares classes of the Fund as compared to other open-end investment companies deemed to be comparable to each class of the Fund as determined by the independent third party in its report. The expenses of each class of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the class of the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads or front-end loads for the Fund Shares class and institutional investment companies for the Institutional Shares class), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies (for the Fund Shares class) and all institutional investment companies (for the Institutional Shares class) in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was above the median of its expense group

================================================================================

52  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

and expense universe both for Fund Shares and for Institutional Shares. The data indicated that the Fund's total expenses were lower than the median of its expense group and its expense universe both for Fund Shares and for Institutional Shares. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the average annual total return of each class of the Fund with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The performance universe of each class of the Fund consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the performance of the Fund Shares was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2008. This comparison indicated that the performance of the Institutional Shares was above the average of its performance universe and its Lipper index for the four-month period, since the class inception, ended December 31, 2008.

The Board also noted that the percentile performance ranking of the Fund Shares was in the top 30% of its performance universe for the one-year period ended December 31, 2008, and in the top 10% of its performance universe for the three- and five-year periods ended December 31, 2008. The Board noted that the percentile performance ranking of the Institutional Shares was in the top 50% of its performance universe for the four-month period ended December 31, 2008.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager had undertaken an expense limitation arrangement for the Institutional Shares. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager. The Trustees also noted the relatively low total expenses of the Fund as compared to its peer group and peer universe.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board considered the fee waivers and expense reimbursement arrangements by the Manager for the Institutional Shares. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of each class's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement;

================================================================================

54  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  55

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 45 individual funds as of May 31, 2009. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

56  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee
Born: December 1960
Year of Election or Appointment: 2001

President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also is a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

 (2) Member of Executive Committee

 (3) Member of Audit Committee

 (4) Member of Pricing and Investment Committee

 (5) Member of Corporate Governance Committee

 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

CLIFFORD A. GLADSON
Vice President
Born: November 1950
Year of Appointment: 2002

Senior Vice President, Fixed Income Investments, IMCO (9/02-present). Mr. Gladson also serves as a Director for SAS.

RONALD B. SWEET
Vice President
Born: November 1962
Year of Appointment: 2006

Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

MARK S. HOWARD
Secretary
Born: October 1963
Year of Appointment: 2002

Senior Vice President and Deputy General Counsel, Business & Regulatory Services, USAA (10/08-present); Senior Vice President, USAA Life/IMCO/FPS General Counsel, USAA (10/03-10/08). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS, and is an Assistant Secretary of USAA.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2000

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

================================================================================

60  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

CHRISTOPHER P. LAIA
Assistant Secretary
Born: January 1960
Year of Appointment: 2008

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Assistant Secretary, IMCO, SAS, FAI, and FPS.

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, FASG, FAI, and SAS (2/09-present); Senior Financial Officer, USAA Life (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05); Chief Financial Officer, Metropolitan Mortgage (8/03-7/04).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                                 Christopher W. Claus
                                         Barbara B. Dreeben
                                         Robert L. Mason, Ph.D.
                                         Barbara B. Ostdiek, Ph.D.
                                         Michael F. Reimherr
                                         Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                           USAA Investment Management Company
INVESTMENT ADVISER,                      P.O. Box 659453
UNDERWRITER, AND                         San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                           USAA Shareholder Account Services
                                         9800 Fredericksburg Road
                                         San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                            State Street Bank and Trust Company
ACCOUNTING AGENT                         P.O. Box 1713
                                         Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                              Ernst & Young LLP
REGISTERED PUBLIC                        100 West Houston St., Suite 1800
ACCOUNTING FIRM                          San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                              Under "Products & Services"
SELF-SERVICE 24/7                        click "Investments," then
AT USAA.COM                              "Mutual Funds"

OR CALL                                  Under "My Accounts" go to
(800) 531-USAA                           "Investments." View account balances,
         (8722)                          or click "I want to...," and select
                                         the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

   USAA                                                           --------------
   9800 Fredericksburg Road                                          PRSRT STD
   San Antonio, TX 78288                                           U.S. Postage
                                                                       PAID
                                                                       USAA
                                                                  --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
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   23407-0709                                (C)2009, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 19, 2008, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 45 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2009 and 2008 were $279,350 and $259,470, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2009 and 2008 were $63,500 and $64,375, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2009 and 2008.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2009 and 2008.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2009 and 2008 were $108,000 and $106,475, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2009 and 2008 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007

Approved and adopted by the Investment Code of Ethics Committee: August 29, 2008

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2009

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    07/24/2009
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/27/2009
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    07/27/2009
         ------------------------------


*Print the name and title of each signing officer under his or her signature.